Exhibit 99.1

Schedule A
Consolidated Obligation Bonds Committed to be Issued by the Federal Home Loan Bank of Dallas

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE (1)	CALL STYLE (2)	RATE TYPE/ RATE SUB-TYPE (3)(4)	NEXT CALL DATE	INITIAL COUPON RATE	PAR AMOUNT
04/28/2021	3130AMA51	04/29/2021	04/29/2026	10/29/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	04/29/2022	1.25%	$20,000,000
04/28/2021	3130AMBF8	05/19/2021	05/19/2036	11/19/2021	Optional Principal Redemption	Bermudan	Fixed/ Step Up	08/19/2021	1.00%	$10,000,000
04/28/2021	3130AMD33	05/12/2021	05/12/2031	11/12/2021	Optional Principal Redemption	Bermudan	Fixed/ Step Up	08/12/2021	1.50%	$50,000,000
04/28/2021	3130AMD74	05/14/2021	11/14/2024	11/14/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	06/14/2021	0.70%	$500,000,000
04/28/2021	3130AMD82	05/28/2021	05/28/2024	11/28/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	06/28/2021	0.50%	$100,000,000
04/28/2021	3130AMDK5	06/03/2021	06/03/2026	09/03/2021	Optional Principal Redemption	Bermudan	Fixed/ Step Up	09/03/2021	0.60%	$15,000,000
04/28/2021	3130AMDL3	05/25/2021	07/25/2025	11/25/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	08/25/2021	0.80%	$35,000,000
04/28/2021	3130AMDM1	05/24/2021	05/24/2024	11/24/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	08/24/2021	0.43%	$25,000,000
04/28/2021	3130AMDN9	05/12/2021	05/12/2027	11/12/2021	Optional Principal Redemption	European	Fixed/ Step Up	05/12/2022	0.50%	$15,000,000
04/28/2021	3130AMDP4	05/13/2021	02/13/2024	11/13/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	08/13/2021	0.34%	$25,000,000
04/28/2021	3130AMDQ2	05/24/2021	02/24/2026	11/24/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	11/24/2021	1.00%	$25,000,000
04/29/2021	3130AMCN0	05/26/2021	08/26/2024	11/26/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	11/26/2021	0.50%	$15,000,000
04/29/2021	3130AMCT7	05/26/2021	05/26/2026	11/26/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	08/26/2021	1.11%	$15,000,000
04/29/2021	3130AMD74	05/14/2021	11/14/2024	11/14/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	06/14/2021	0.70%	$500,000,000
04/29/2021	3130AMD82	05/28/2021	05/28/2024	11/28/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	06/28/2021	0.50%	$50,000,000
04/29/2021	3130AMDN9	05/12/2021	05/12/2027	11/12/2021	Optional Principal Redemption	European	Fixed/ Step Up	05/12/2022	0.50%	$20,000,000
04/29/2021	3130AMDU3	05/20/2021	05/20/2026	11/20/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	05/20/2022	1.00%	$50,000,000
04/29/2021	3130AMDX7	05/20/2021	05/20/2031	11/20/2021	Optional Principal Redemption	Bermudan	Fixed/ Step Up	08/20/2021	1.50%	$15,000,000

04/29/2021	3130AME40	05/04/2021	10/04/2021	07/04/2021	Non-Callable	N/A	Variable/ Single Index Floater	N/A	*	$110,000,000
04/29/2021	3130AME81	05/21/2021	05/21/2026	11/21/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	06/21/2021	1.18%	$25,000,000

04/30/2021	3130AM6H0	05/11/2021	10/11/2024	11/11/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	08/11/2021	0.55%	$25,000,000

04/30/2021	3130AMCR1	05/18/2021	05/18/2028	11/18/2021	Optional Principal Redemption	Bermudan	Fixed/ Step Up	05/18/2022	0.75%	$10,000,000
04/30/2021	3130AMDN9	05/12/2021	05/12/2027	11/12/2021	Optional Principal Redemption	European	Fixed/ Step Up	05/12/2022	0.50%	$10,000,000

*Overnight SOFR plus 0.50 basis points

(1)    Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Scheduled Amortizing bonds repay principal based upon a predetermined amortization schedule, in accordance with the terms of the bond.

(2)    Call Style Description:

American - redeemable continuously on and after the first redemption date and until maturity.
Bermudan - redeemable on specified recurring dates on and after the first redemption date until maturity.
European - redeemable on a specific date only.
Multi-European - redeemable on particular dates only.
Canary - redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

(3)    Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable or from variable to fixed on a predetermined date, according to the terms of the bond; in some cases, the variable coupon may be subject to an interest rate cap.
Fixed bonds pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds pay interest at rates that reset periodically over the life of the bond based upon an index such as 1-month or 3-month LIBOR or the daily Federal Funds rate, according to the terms of the bond.

(4)    Rate Sub-Type Description:

Constant bonds pay interest at constant fixed rates over the life of the bond, according to the terms of the bond.
Step-Down bonds pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step-Up bonds pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step-Up/Step-Down bonds pay interest at increasing fixed rates and then at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Capped Floater bonds pay interest at variable rates subject to an interest rate ceiling, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.